UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDED FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):


                                December 4, 2000

                         Commission file number 0-27599

                                 FILMWORLD, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                                    88-0222729
- ---------------------------                   ---------------------
(State of other jurisdiction                    (I.R.S. Employer
organization)                                  Identification No.)





 5250 Neil Road, Suite 303, Reno, NV                            89502
 -----------------------------------                          -----------
(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone number, including area code:    (775) 829-1310
                                                      ----------------

Item No. 2.       Acquisition or Disposition of Assets
- ----------        ------------------------------------
         On December 4, 2000, FilmWorld, Inc. (the "Company") entered into an Exchange Agreement with GRD, Inc., a Nevada corporation. Under the terms of the Exchange Agreement, GRD obtained equity and management control of the Company by exchanging all of the issued and outstanding shares of GRD for 20,000,000 shares of the Company's common stock. The Exchange Agreement represents not only a change in control of the Company, but a change in the Company's principal line of business.

         GRD operates under the name of SulphCo and is engaged in the business of industrializing a process for removing sulfur from crude and fuel oils. SulphCo's principal product is a self-contained petroleum desulfurization unit that removes sulfur from crude oils, lighter distillates and fuel oils. SulphCo has developed a proprietary closed loop "sulfur polishing" unit, which can be scaled to treat large or small volumes of petroleum product. The unit operates at ambient temperature and atmospheric pressure and "plugs-in" to existing infrastructure. The Environmental Protection Agency has mandated ultra low sulfur less than 15 ppm in a stepwise timetable to be completed by 2007. Current technology cannot meet this goal. SulphCo's unique patent pending technology can reach these goals now.

         As part of the transaction with GRD, Inc., two of the Company's former directors, namely John Daly and Menahem Golan, have resigned their positions with the Company. The Company's former President, Mark Tolner, also has resigned. In addition, the Company has returned the assets associated with the Company's film production and distribution operations to the entities contributing those assets. In this regard, the Company has received 1,168,898 shares from the Company's former President, Mark Tolner; 2,922,247 shares from Daly Consultants, Inc.; and 2,872,247 shares from Belfair International, Ltd. John Daly and Mark Tolner retained a combined total of 100,000 shares of the Company's common stock in connection with their resignations and Menahem Golan also retained 100,000 shares of the Company's common stock in connection with his resignation and withdrawal from the Company's operations.

         As of December 18, 2000, there were 21,200,000 shares of the Company's common stock issued and outstanding.

         As a result of the change in the Company's control, new management has been installed to oversee the Company's operations. New management includes the following:

     Dr. Rudolph Gunnerman, Director and the Company's Chairman of the Board, is a 72- year-old entrepreneur who studied mathematics and physics at the University of Munich, Germany before he immigrated to the United States. Dr. Gunnerman has invented a series of successful technologies, including fireproof building materials and wood pellets. Thereafter, in his quest to reduce Nitrous Oxide, a major source of ozone depletion, Dr. Gunnerman invented A-55 C lean

Fuels and is currently Chairman of Clean Fuels Technology, Inc. Dr. Gunnerman holds three honorary doctorate degrees. Dr. Gunnerman has loaned $250,000.00 to pay the current debts of the Company.

         Dr. Mark T. Cullen is 44 years old and a Director and the Chief Executive Officer and President of the Company. He received his B.S. in Chemistry and pursued a medical career. After receiving his M.D. degree he did post graduate work at Yale University, first as a Post Doctoral Research Fellow, then as Resident and Fellow in the Department of Obstetrics and Gynecology. He was director of The Fetal Diagnostic Program at the University of Florida at Jacksonville and Director of Obstetrics and Gynecology, Florida Hospital. Dr. Cullen was Associate Clinical Professor at the University of Nevada and Medical Director of Obsterix, Nevada. (NASD). He is currently Chairman of the Board of NewStem, a startup biotech firm and Director of Idria Oil and Gas, Inc., Geneva Switzerland. Dr. Cullen has authored 26 peer review papers and contributed to several chapters in medical books and is also member of Sterling's Who's Who.

         Paul C. Knauff, age 75, Chief Financial Officer and Treasurer, has a business background which includes positions as Chief Executive Officer and Chief Financial Officer of several Fortune 1,000 companies. Mr. Knauff also specializes in domestic and international acquisitions. He was Financial
Controller of Union Carbide's Olefin Division for five years. Mr. Knauff has served as director for numerous private and publicly owned companies. Mr. Knauff received his B.S. in Accounting and Finance at Rider University, Lawrenceville, New Jersey and completed a graduate degree tax program at New York University, New York, New York.

         Alexander H. Walker, Jr., age 74, will continue to serve as a director of the Company. He was elected as Secretary of the Company on December 18, 2000 to replace Ms. Hermann. He received his B.A. from Waynesburg College in 1950 and his J.D. from the University of Pittsburgh School of Law in 1952. Since 1956, Mr. Walker has been a practicing attorney, which practice has included trial and transactional work, with an emphasis on corporate securities matters. After serving as the Attorney Advisor for the Division of Corporate Finance in Washington, D.C. from 154 to 1955, Mr. Walker served as the Attorney in Charge of the Salt Lake City, Utah Branch of the United States Securities and Exchange Commission from 1955 to 1956. From 1956 through the present, Mr. Walker has maintained a private practice. He maintains licenses in both Utah and Pennsylvania.

         Harry P. Holman, age 65, has been an active participant in the security business, specializing in bringing private companies public on the stock exchange. Mr. Holman has been a consistent top producer over the last thirty years with three New York stock exchange firms. In 1980, he was awarded the National Account Executive of the Year at Birr Wilson & Co. Mr. Holman recently retired in November 2000 as First Vice President with the firm Dain Rauscher. Mr. Holman is the former owner and president of several private business enterprises. Mr. Holman is a graduate of the University of Southern California in 1957 with a Bachelor of Science degree in business administration. He is founder of the Northern Nevada University of Southern California Alumni Club.

         Dr. The Fu Yen, Chief Scientific Advisor to SulphCo, is a 72-year-old Professor of Environmental and Civil Engineering at the University of Southern California. Dr. Yen has a B.S. in Chemistry, a M.S. in Chemistry and Chemical Engineering and a Ph.D. in Organic and Biochemistry. Dr. Yen has completed a Postgraduate program in Mathematics, Certification of Bioengineering, Columbia University D.Sc. (hon.) And an Energy Engineering certificate from Pepperdine University D.Sc. (hon.). His positions have included Senior Research Chemist, Goodyear Tire and Rubber Co., Senior Fellow Mellon Institute, Carnegie-Mellon University; Associate Professor of Chemistry, California State University, Los Angeles. Dr. Yen has authored and edited 26 books, 156 peer-reviewed journal papers and 118 entries for book chapters. Dr. Yen has 114 entries under conference proceedings and 17 U.S. patents listed.

         On December 4, 2000, the Board of Directors of the Company held a Special Meeting of the Board wherein the agreement with GRD, Inc. was ratified and 20,000,000 shares of the Company's common stock was authorized to be issued to GRD, Inc. At that meeting, the Board of Directors also granted stock options to certain members of the Company's new management. In this regard, the Board determined that in order to maintain control of the affairs of the Company and to grant management and the Company's directors an incentive to remain with the Company and to promote the Company's best interests, that these stock options should be granted. The Board then authorized the following stock options:

    1. Dr. Rudolph Gunnerman was granted an option to acquire 7,500,000 shares of the Company's common stock at a release price of $0.50 per share, which was the bid price for the Company's common stock as of the close of business on Friday, December 1, 2000. Dr Gunnerman's option expires two (2) years from December 4, 2000. The option is exercisable in whole or in part as Dr. Gunnerman pays the appropriate amount for the number of shares he chooses to take pursuant to this option.


    2. Dr. Mark T. Cullen was granted an option to acquire 1,000,000 shares of the Company's common stock at a release price of $0.50 per share, which was the bid price for the Company's common stock as of the close of business on Friday, December 1, 2000. Dr Cullen's option expires two (2) years from December 4, 2000. The option is exercisable in whole or in part as Dr. Cullen pays the appropriate amount for the number of shares he chooses to take pursuant to this option.

    3. Alexander H. Walker, Jr. was granted an option to acquire 1,000,000 shares of the Company's common stock at a release price of $0.50 per share, which was the bid price for the Company's common stock as of the close of business on Friday,

                  December 1, 2000. Mr. Walker's option expires two (2) years from December 4, 2000. The option is exercisable in whole or in part as Mr. Walker pays the appropriate amount for the number of shares he chooses to take pursuant to this option.

    4. Harry Holman was granted an option to acquire 100,000 shares of the Company's common stock at a release price of $0.50 per share, which was the bid price for the Company's common stock as of the close of business on Friday, December 1, 2000. Mr. Holman's option expires two (2) years from December 4, 2000. The option is exercisable in whole or in part as Mr. Holman pays the appropriate amount for the number of shares he chooses to take pursuant to this option.

    5. Paul Knauff was granted an option to acquire 100,000 shares of the Company's common stock at a release price of $0.50 per share, which was the bid price for the Company's common stock as of the close of business on Friday, December 1, 2000. Mr. Knauff's option expires two (2) years from December 4, 2000. The option is exercisable in whole or in part as Mr. Knauff pays the appropriate amount for the number of shares he chooses to take pursuant to this option, with 53,000 shares to vest November 20, 2001.

         Each of the individual directors of the Company abstained from voting for the resolution granting that individual director his stock option.

Item No. 7.       Financial Statements and Exhibits
- ----------        ---------------------------------
(a)      Financial Statements

         The financial statements of the business acquired have been consolidated with those of the Issuer and are filed as an exhibit herewith. Such financial statements are entitled "FilmWorld, Inc., Consolidated Financial Statements, For the Years Ended Decembver 31, 2000 and 1999.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FILMWORLD, INC.

Date: February 14, 2000.           By   /s/ Dr. Mark T. Cullen
                                     --------------------------------
                                            Dr. Mark T. Cullen, President

                                 FILMWORLD, INC.
                        CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDING DECEMBER 31, 2000 AND 1999

                                 FILMWORLD, INC.
                            AND SUBSIDIARY GRD, INC.
                                TABLE OF CONTENTS
                           ------------------------

                                                                      Page
                                                                       No.
                                                                      ----
 ACCOUNTANT'S AUDIT REPORT                                             F-1

 FINANCIAL STATEMENTS

             Balance Sheets                                         F-2 - F-3

             Statements of Operation                                   F-4

             Statements of Changes in Stockholder's Equity             F-5

             Statements of Cash Flows                                  F-6

 NOTES TO FINANCIAL STATEMENTS                                      F7  - F-11

                          INDEPENDENT AUDITOR'S REPORT



To the Board of  Directors
FilmWorld, Inc.

I have audited the accompanying consolidated balance sheets of FilmWorld, Inc. and subsidiary (a development stage company) as of December 31, 2000 and 1999, the related consolidated statements of operations, changes in stockholders' equity and cash flows for the three years then ended, and from inception of development stage through December 31, 2000. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the Company's financial position as of December 31, 2000 and 1999, and the results of their operations, changes in stockholders' equity, and their cash flows for the three years then ended, in conformity with generally accepted accounting principals.
/s/ Dale McGhie
- ---------------
    Dale McGhie
    Reno, Nevada
    February 12, 2001

                    FILMWORLD, INC. AND SUBSIDIARY GRD, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                                     ASSETS
                                     ------

                                                   2000       1999
                                                 --------   --------
CURRENT ASSETS
    Cash                                         $ 98,010   $     73
    Stock Subscription Receivable (Note 6)        208,500       --
    Other Receivables                              18,435       --
                                                 --------   --------

    Total Current Assets                          324,945         73
                                                 --------   --------

PROPERTY, PLANT & EQUIPMENT
    Machines and Equipment (Notes 2 and 3)        393,613      3,096
    Furniture and Fixtures                         19,057       --
                                                 --------   --------

                                                  412,670      3,096
    Less Accumulated Depreciation                  21,171        310
                                                 --------   --------

    Total Property, Plant & Equipment             391,499      2,786
                                                 --------   --------



OTHER ASSETS
    Patent Costs (Note 2)                          15,843       --
    Film inventory, story rights and scenarios       --      536,400
    Deposits                                         --          400
                                                 --------   --------

    Total Other Assets                             15,843    536,800
                                                 --------   --------

    TOTAL ASSETS                                 $732,287   $539,659
                                                 ========   ========


     The accompany notes are an integral part of these financial statements


                    FILMWORLD, INC. AND SUBSIDIARY GRD, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                                                              2000             1999
                                                                           ---------        ---------
CURRENT LIABILITIES

    Account Payable                                                        $  18,754        $   3,600
    Accrued Expenses                                                          33,427              300
    Contract Payable - shareholder (Note 5)                                  200,000          150,000
    Note Payable - Stockholder (Note 5)                                      100,000             --
    Note Payable (Note 4)                                                       --              9,335
                                                                           ---------        ---------

    Total Current Liabilities                                                352,181          163,235
                                                                           ---------        ---------


    Deferred Income Taxes - Note 2                                              --               --
                                                                           ---------        ---------

STOCKHOLDERS' EQUITY

    Preferred stock: 10,000,000 shares
      authorized ($.001 par value), none issued
    Common Stock: 100,000,000 shares

      authorized, ($.001 par value) issued and                                  --               --
      and outstanding 21,200,000 shares on December
      31, 2000 and 7,848,517 shares on December 31 1999                       21,200            7,849
    Additional Paid in Capital                                               622,136          563,386
    Stock Subscribed (Note 6)                                                    820
    Deficit accumulated during development
       stage (July 16, 1999 in connection with quasi reorganization)        (264,050)        (194,811)
                                                                           ---------        ---------

    Total Stockholder's Equity                                               380,106          376,424
                                                                           ---------        ---------


                                                                           $ 732,287        $ 539,659
                                                                           =========        =========

     The accompany notes are an integral part of these financial statements


                    FILMWORLD, INC. AND SUBSIDIARY GRD, INC.
                             STATEMENTS OF OPERATION
         FOR THE YEARS ENDING DECEMBER 31, 2000, 1999 AND 1998 AND FROM
    INCEPTION OF DEVELOPMENT STAGE (JULY 16, 1999) THROUGH DECEMBER 21, 2000

                                                                                                               from inception
                                                                                                               of development
                                                            2000              1999              1998               stage
                                                         ---------          ---------          ---------         ---------

REVENUE                                                  $    --            $    --            $ 289,230         $    --
                                                         ---------          ---------          ---------         ---------

OPERATING EXPENSES

    Labor Costs                                             35,519               --               92,862            35,518
    Outside Services                                         9,417             22,435               --              31,852
    Travel                                                   1,959             16,644               --              18,603
    General and Administrative Expenses                     22,345              7,632             53,583            27,777
                                                         ---------          ---------          ---------         ---------

        Total Operating Expenses                            69,240             46,711            146,445           113,750
                                                         ---------          ---------          ---------         ---------

Operating Income (Loss)                                    (69,240)           (46,711)           142,785          (113,750)

OTHER INCOME / (EXPENSE)

    Organizational Costs (Note 2)                             --             (150,000)              --            (150,000)
    Interest Expense                                          --                 (300)              --                (300)
    Forgiveness of Debt                                       --                 --               43,033              --
                                                         ---------          ---------          ---------         ---------

NET INCOME (LOSS) BEFORE INCOME

TAXES                                                      (69,240)          (197,011)           185,818          (264,050)
     Provision for Income Taxes  (Notes 2 and 8)              --                 --                 --                --
                                                         ---------          ---------          ---------         ---------

    NET INCOME (LOSS)                                    $ (69,240)         $(197,011)         $ 185,818         $(264,050)
                                                         =========          =========          =========         =========

Earnings (Loss ) Per Common Share (Note 2)               $  (0.007)         $  (0.010)         $   0.238
                                                         =========          =========          =========
Fully diluted earnings (loss) per common share
    (Note 2)                                                                                   $   0.227
                                                                                               =========

     The accompany notes are an integral part of these financial statements


                    FILMWORLD, INC. AND SUBSIDIARY GRD, INC.
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                 FOR THE YEARS ENDING DECEMBER 31, 2000 AND 1999

                                                                                                                        Deficit
                                                         Capital                                                       Accumulated
                                                          Stock                           Paid-in         Retained     During Dev.
                                              Number                 Amount               Capital         Earnings        Stage
                                           -----------            -----------            -----------    -----------    -----------

Balance, December 31, 1997                     779,266                    779              1,141,812     (1,346,683)          --
Stockholder's contribution to                     --
    paid in capital                               --                     --                    4,836           --             --
Net profit for the year ending                    --
    December 31, 1998                             --                     --                     --          185,818           --
                                           -----------            -----------            -----------    -----------    -----------


Balance, December 31, 1998                     779,266                    779              1,146,648     (1,160,865)          --
Stockholder's Contribution to
    paid in capital                               --                     --                   12,883           --             --
Stock issued for cash                          615,034                    615                 52,150           --             --
Stock issued for services at par             1,168,898                  1,169                   --             --             --
Stock  issued for film inventory
    (at cost)                                5,229,460                  5,230                514,770           --             --
Stock issued for services at par                55,859                     56                   --             --             --
Quasi Reorganization                              --                     --               (1,163,065)     1,163,065           --
Net (loss) for the year
    ending December 31, 1999                      --                     --                     --           (2,200)      (194,810)
                                           -----------            -----------            -----------    -----------    -----------


Balance, December 31, 1999                   7,848,517                  7,849                563,386           --         (194,810)

Stock Relinquished                          (6,648,517)                (6,649)              (477,252)          --             --
Stock Issued on Acquisition
    Of GRD, Inc.                            20,000,000                 20,000                536,412           --             --

Net (loss) for the year ending
    December 31, 2000                             --                     --                     --             --          (69,240)
                                           -----------            -----------            -----------    -----------    -----------

Balance, December 31, 2000                  21,200,000            $    21,200            $   622,136    $      --      $  (264,050)
                                           ===========            ===========            ===========    ===========    ===========

Stock Subscribed (Note 6)                      820,000            $       820
                                           ===========            ===========

     The accompany notes are an integral part of these financial statements


                    FILMWORLD, INC. AND SUBSIDIARY GRD, INC.
                            STATEMENTS OF CASH FLOWS
          FOR THE YEARS ENDING DECEMBER 31, 2000,1999 AND 1998 AND FROM
    INCEPTION OF DEVELOPMENT STAGE (JULY 16, 1999) THROUGH DECEMBER 31, 2000

                                                                                                                From inception
                                                                                                                of development
                                                             2000              1999               1998               stage
                                                          ---------          ---------          ---------          ---------
Cash Flows  Operating Activities:

Net Income (Loss)                                         $ (69,240)         $(197,011)         $ 185,818          $(264,050)
    Adjustments to Reconcile Net Income
     to Net Cash provided by operating activities
      Depreciation and Amortization                           6,718                310             15,492              7,028
    Stock for services                                         --                   56               --                   56
      Forgiveness of Debt                                      --                 --             (308,466)              --
    (Increase) Decrease in:
      Change in Receivable                                   (1,500)              --                 --               (1,500)
      Change on Other Assets                                  4,050               (400)             3,316              4,450
    Increase (Decrease) in:
      Change in Accounts Payable                             17,463             (5,994)            (8,540)            18,308
      Change in Other Current Liability                      24,191                300               --               24,491
                                                          ---------          ---------          ---------          ---------
    Net Cash Provided (Used) by

        Operating Activities                                (18,318)          (202,739)          (112,380)          (211,217)
                                                          ---------          ---------          ---------          ---------

Cash Flows Investment Activities:

    Investments in film rights                                 --             (536,400)              --             (536,400)
    Investments in plant and equipment                       (6,745)            (3,096)              --               (9,841)
                                                          ---------          ---------          ---------          ---------

    Net Cash (Used) by

          Investment Activities                              (6,745)          (539,496)              --             (546,241)
                                                          ---------          ---------          ---------          ---------
Cash Flows Financing Activities:

    Stockholder Loan                                           --                9,335            113,602              9,335
    Repayment of long term debt                                --                 --              (10,359)              --
    Contributions to Capital                                123,000            586,817              4,836            696,133
    Increase in long term debt                                 --              150,000               --              150,000
                                                          ---------          ---------          ---------          ---------
    Net Cash Provided (Used)

         by Financing Activities                            123,000            746,152            108,079            855,468
                                                          ---------          ---------          ---------          ---------

Increase (Decrease) in Cash and Cash

    Equivalents                                              97,937              3,917             (4,301)            98,010
Cash at Beginning of Year                                        73             (3,844)               457               --
                                                          ---------          ---------          ---------          ---------

Cash at End of Year                                       $  98,010          $      73          $  (3,844)         $  98,010
                                                          =========          =========          =========          =========

     The accompany notes are an integral part of these financial statements

                         FILMWORLD, INC. AND SUBSIDIARY
                        NOTES TO THE FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

Note 1 - ORGANIZATION AND NATURE OF BUSINESS

FilmWorld,  Inc. ("the Company") is a Development Stage Enterprise as defined by
FASB  statement  No.  7,   "Accounting   and  Reporting  by  Development   Stage
Enterprises."

The Company was originally organized under the laws of the State of Nevada on December 23, 1986, under the name Hair Life Inc. The Company became inactive during 1987 and remained inactive until September 1, 1994. On September 1, 1994, the shareholders of the Hair Life, Inc. and the "The Patterson Group" (a California S Corporation) approved a reverse acquisition agreement whereby The Patterson Group became a wholly owned subsidiary of Hair Life, Inc., in exchange for 4,500,000 shares of common stock (after giving effect to a reverse stock split) of Hair Life. Hair Life, Inc. then changed its name to The Patterson Group. The Patterson Group changed its capitalization by a reverse split of the then outstanding common stock of one new share for each forty old shares. The Patterson Group conducted operations via 2 subsidiaries until approximately June 1998, at which time one subsidiary sought relief under Chapter 7 of the bankruptcy laws in the United States Bankruptcy Court for the Central District of California. The effects of the bankruptcy were reflected in the 1997 audit of the Patterson Group. Another subsidiary, APF Holdings (aka Blue Parrot Holdings) also discontinued operations in 1998, after which time the Patterson Group transferred all interest in it to the majority shareholder of The Patterson Group. By December 31, 1998, the Patterson Group had discontinued all operations and remained dormant until May 1999.

In May of 1999, the majority shareholder of the Patterson Group sold his common stock in the Patterson Group (equaling approximately 90% of the outstanding common stock). On or about July 18, 1999, the new shareholders funded the Company with $50,000 and film rights with a cost basis of $525,000 (which is also the current fair market value) after giving effect to a ten for one reverse split and changing the corporate name to FilmWorld, Inc. The Company authorized a capitalization of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, with a par value of $0.001 per share.

On July 19, 1999, the stockholders of the Company approved a plan of informal quasi reorganization. This plan eliminated its then retained deficit of $1,163,065 and lowered additional paid in capital by the same amount.

On December 4, 2000, through a reverse merger the Company acquired GRD, Inc., see note 3. The shareholders of GRD, Inc. became the shareholders of Filmworld, Inc.

                         FILMWORLD, INC. AND SUBSIDIARY
                        NOTES TO THE FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

Note 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPALS OF CONSOLIDATION:
The accompanying consolidated financial statements include the accounts of the company and it's subsidiary GRD, Inc. Intercompany transactions and balances have been eliminated in consolidation.

CASH EQUIVALENTS:
The Company records as cash equivalents all highly liquid short-term investments with original maturates of three months or less.

NATURE OF BUSINESS: Filmworld Inc. is a holding company; its subsidiary GRD, Inc. has an application for a product patent, which is a desulfurization unit that removes sulfur from crude oils.

PATENT COSTS:
Patent costs consist of attorney fees for patent application.

PROPERTY, PLANT, AND EQUIPMENT:
Equipment is recorded at cost or estimated costs, see note, and depreciated over its useful life generally on a double declining balance method.

INCOME TAXES:
The Company adopted Financial Accounting Statement No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. The Company made the required calculation based upon the difference between financial statements and tax bases of assets and liabilities using tax rates in effect for the year in which the differences were expected to reverse. See also Note 8.

                         FILMWORLD, INC. AND SUBSIDIARY
                        NOTES TO THE FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

EARNINGS PER SHARE AND OPTIONS:
Except as discussed immediately below, the earnings per share calculation is based on the weighted average number of shares of common stock and common stock equivalents outstanding during the period: 8,961,140 for December 31, 2000; 4,286,000 for December, 1999; and 779,266 for December 31, 1998.

Currently outstanding are options to purchase 37,000 shares of common stock at $5 per share, issued prior to the reorganization. On December 31, 2000 additional options for 9,600,000 exercisable at $0.50 per share were granted to four individuals. Except for 1998, the options were not included in the earnings per common share calculation, as the options are anti-dilutive.

USE OF ESTIMATES:
The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from management's estimates.

ORGANIZATIONAL COSTS:
The Company has adopted Statement of Position ("SOP") 98-5; "Reporting on the Costs of Start-up Activities" issued in April 1998 by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. Pursuant to SOP 98-5, organizational costs are expensed as incurred instead of being capitalized and amortized.

Note 3 - ACQUISITION OF SUBSIDIARY:

On December 4, 2000, in a reverse merger, GRD, Inc. acquired the majority of the outstanding stock of Filmworld, Inc. simultaneously exchanged Filmworld Inc. stock for GRD, Inc. stock and transferred the GRD, Inc. stock to Filmworld Inc. prior to the stock acquisition, most of Filmworld Inc. assets and liabilities were distributed to the stockholders. The transaction was accounted for as a purchase, because of the relationship between the corporations, the assets and liabilities are stated at book value similar to a pooling of interest. The results of operations of GRD, Inc. is included in the accompanying financial statements since the date of acquisition.

Filmworld reacquired and retired 6,648,517 shares of its common stock and issued 20,000,000 shares of common stock (94%) to the new shareholders. The net book value of GRD, Inc. at December 4, 2000 was $285,099. GRD, Inc. assets at December 4, 2000 consisted of assets contributed to the Company by its majority shareholder. The assets were transferred at estimated cost, including value of Dr R. W. Gunnerman's time. The major asset was machinery and equipment for design and manufacture of the Sulph-Co self-contained petroleum desulfurization machine with technical and machine design engineering.

                         FILMWORLD, INC. AND SUBSIDIARY
                        NOTES TO THE FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

Note 3 - ACQUISITION OF SUBSIDIARY (CONTINUED)

The  following   summarized  pro  forma  (unaudited)   information  assumes  the
acquisition had occurred on January 1, 1999.

                                                                       2000                    1999
                                                                   ----------               ----------
Net Sales                                                                --                      --

General and Administrative Expenses                                $   72,226               $  75,598
Research and Development                                              182,810                 100,215
Organizational Costs                                                     --                   150,000

Net Income (loss)                                                  $ (355.036)              $(432,220)
                                                                   ----------               ----------
Note 4 - NOTE PAYABLE:

Note Payable consist of the following:
                                                                         2000                   1999
                                                                   ----------               ----------
Note payable to  Whyteburg Limited Unsecured

payable on demand with interest a 12% per annum                          --                    9,334
                                                                   ----------               ----------

Note 5 - NOTES PAYABLE TO SHAREHOLDERS:
Notes Payable to Shareholder consisted of the following as of
December 31, 2000 and 1999
                                                                         2000                   1999
                                                                   ----------               ----------

Amount due on contract  dated  7/23/99 and revised On December 4, 2000 to Hidden
Splendor Resources,

payable on demand with no interest.                                  $200,000                $150,000

Advances from R. W. Gunnerman payable on
Demand with no interest, see note 3.                                 $100,000                    --

Note 6 - STOCK SUBSCRIPTIONS RECEIVABLE:

Two shareholders have signed promissory notes for the purchase of 820,000 shares of common stock at $0.50 per share. Total stock subscriptions were $410,000 of which $201,500 was paid prior to year end and the remaining was paid by February 14, 2000.

                         FILMWORLD, INC. AND SUBSIDIARY
                        NOTES TO THE FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

Note 7 - LEASE COMMITMENTS

The Company leases its office space from Neil Road Properties whose sole proprietor is Dr. R. W. Gunnerman (the majority stockholder of the Company). The lease commenced September 1, 2000 with rent of $4,650 per month. The lease expires August 30, 2003.

Lease payments due for future calendar years are as follows:

200    $   55,802
2002       55,802
2003       37,201
- -----------------
       $  148,805

Note 8 - INCOME TAXES

The Company has net operating loss carry forwards of approximately $69,000, which can be carry forward to offset future taxable earnings until the year 2015. Prior losses will be of nominal value because of the change in ownership. See also Note 2.

Note 9 - DIVIDEND POLICY

The Company has paid no dividends since inception.

NOTE 10 - RELATED PARTY TRANSACTIONS:
See notes 3, 5 and 6.

NOTE 11 - RESEARCH AND DEVELOPMENT EXPENSE:

The Company has a contract with Professor T. F. Yen at the University of Southern California wherein he performs research for the Company. The original agreement required payments of $100,000 each in 1999 and 2000. In 2000 an additional $75,000 was paid. The contract was extended through 2001 for an additional $100,000.